UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2010

MADISON AVE. MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-146344	26-0687353
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 SOUTH FEDERAL HWY. SUITE 100 BOCA RATON, FL		33432
Address of principal offices		Zip Code

Registrant’s telephone number including area code:   561-549-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 2.01            Completion of Acquisition or Disposition of Assets

On March 9, 2010, the Registrant announced that it had agreed to acquire 100% of the capital stock of ProMark Data and Media Group, LLC, a Florida limited liability company, in a share-for-share exchange transaction. On May 31, 2010, the acquisition was completed through the issuance of 33,000,000 Shares of Common Stock of the Registrant to holders of 100% of the Membership Shares of Promark, on a pro-rata basis.

Promark is a full-service online marketing firm specializing in permission based opt-in email data, Mobile SMS, email append, as well as traditional postal data.

Exhibit Index

2.1     Agreement for Purchase and Sale of Stock and Plan of Reorganization dated May 10, 2010

2.2     Financial Statements of ProMark Data and Media Group LLC

99.1   Press Release dated June 7, 2010

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:       June 4, 2010
MADISON AVE. MEDIA, INC.

By:/s/ J. FRANKLIN BRADLEY
J. FRANKLIN BRADLEY
President